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                                                                  EXHIBIT 10.274

                              TRUCK LEASE AGREEMENT
                        (FLEET-OPEN-END/NON-MAINTENANCE)

                                                              [CITICAPITAL LOGO]

      THIS LEASE AGREEMENT is made as of 04/01/2004 by and between CITICAPITAL COMMERCIAL LEASING CORPORATION (hereinafter called "Lessor"), AN INDIANA CORPORATION with a place of business located at 2890 GATEWAY OAKS DRIVE, SUITE 220 SACRAMENTO CA 95833 and READY MIX, INC. (hereinafter called "Lessee"), a NV corporation with its principal place of business located at 3430 E FLAMINGO ROAD LAS VEGAS NV 89121.

      IN CONSIDERATION of the mutual covenants hereinafter contained, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, one or more vehicles as shall from time to time be described in Schedules, Vehicle Purchase Orders or Delivery Receipts executed by authorized employees and agents of Lessee and accepted by Lessor, at its sole discretion, for the rental and lease term and upon the terms and conditions set forth below:

      1. THIS AGREEMENT is a contract of leasing only and shall consist of the general terms and conditions stated herein which shall be applicable to every Vehicle leased hereunder, any Schedule which may hereafter be attached hereto describing certain Vehicles either individually or as a class and the specific terms for each, and Delivery Receipts or other evidences of ordering or delivery for each Vehicle delivered to Lessee by Lessor. Without limiting the generality of the above, it is agreed that the terms hereof may be changed for specific Vehicles by the Schedules relating thereto. All of said Schedules, Delivery Receipts and evidences of ordering or delivery are hereby incorporated by reference and made a part hereof. Wherever used herein, the term "Vehicle" or "Vehicles" shall mean such passenger automobiles, trucks and other vehicles and trailers as are leased hereunder from time to time, together with all additional equipment and accessories thereon. Vehicles shall at all times remain the property of, and shall be registered in the name of Lessor, but shall be under the full and complete control of Lessee. During the term of this lease renewal of registration in the name of Lessor shall be the responsibility and expense of Lessee, and Lessor will, upon Lessee's request, furnish to Lessee a power of attorney to this end. Lessee recognizes that it has acquired no right, title, option or interest in or to any of the Vehicles and agrees that it shall not assert any claim in or to an interest in any Vehicle other than that of a lessee. Lessee agrees to accept delivery of all vehicles ordered by Lessor pursuant to the request of Lessee. Lessee shall at all times, and at its sole expense and cost, keep the Vehicle(s) free from all levies, attachments, liens and encumbrances and other judicial process other than those arising solely from acts of Lessor. Lessee shall give Lessor immediate written notice of any action taken by a third party which may jeopardize Lessor's rights in any Vehicle and shall indemnify and hold Lessor harmless from any loss or damages caused thereby.

      2. LESSEE AGREES to pay Monthly Rental for each Vehicle in the amounts stated in the Schedule "A" applicable to such Vehicle. Such amounts shall be equal to the product of the Monthly Rental Factors stated in such Schedule for such Vehicle multiplied by the Schedule "A" Value of such Vehicle stated in such Schedule.

            Schedule "A" Value as used herein shall mean the amount designated as such in the Schedule "A" of such Vehicle, representing the value of such Vehicle as determined by Lessor.

            Lessee acknowledges that Schedule "A" Values set forth in the Schedules are based upon the manufacturer's price and the amount of required equipment in effect on the date the Schedule is executed. If the manufacturer's price increases or decreases or if additional items of equipment are required on the Vehicle prior to or at the time of delivery of the Vehicle to Lessee, the Schedule "A" Value of such Vehicle will be adjusted by the amount of such increase or decrease and by the cost of Lessor of the additional equipment.

            In addition to the Monthly Rental. Lessee shall pay to Lessor upon demand and as Additional Rental all other charges payable by Lessee which have been paid by Lessor. Lessee also agrees to pay to Lessor, at the time each Vehicle is delivered, the amount of any Advance Rentals noted in the Schedule applicable to such Vehicle. All Advance Rentals shall be held by Lessor and, provided Lessee is not in default, applied to the payment of the last Monthly Rentals which are due for the Vehicle to which they relate. If Lessee is in default Lessor may apply the Advance Rentals to any of Lessee's obligations hereunder as Lessor in its sole discretion may determine. No interest shall accrue to Advance Rentals.

      3. THE TERM of this Lease in relation to each Vehicle shall extend for a period not in excess of the Maximum Term noted in the Schedule "A" relating to such Vehicle. The Lease Term shall commence on the earlier of (i) the date when such Vehicle is delivered to Lessee or (ii) forty-eight (48) hours after Lessee has been notified, orally or in writing, that the Vehicle is ready for delivery (hereinafter called the "Delivery Date"). If the Delivery Date for such Vehicle is not on the first day of a month, the Monthly Rental for such Vehicle shall commence as of the first day of the next succeeding calendar month. Lessee may terminate the Lease as to any Vehicle on any anniversary of the Delivery Date for such Vehicle by (i) giving notice to Lessor; (ii) returning such Vehicle to Lessor on such anniversary date in accordance with Section 8 hereof; and (iii) paying to Lessor any amount owing pursuant to Section 9 hereof relating to such Vehicle. For each Vehicle so terminated, the term of this Lease shall end on the earlier of (i) the date Vehicle is sold in accordance with Section 8 hereof or
(ii) forty-five (45) days after the later of (a) such anniversary date or (b) the date the Vehicle is actually returned to Lessor and for each Vehicle as to which the Maximum Term has expired, the term of this Lease shall end on the earlier of (i) the date such Vehicle is sold in accordance with Section B hereof or (ii) forty-five (45) days after the later of (a) the last day of the Maximum Term or (b) the date the Vehicle is actually returned to Lessor. With Lessor's consent, Lessee may terminate this Lease as to any Vehicle on a date other than the anniversary of the Delivery Date (i) within the first twelve months of the Lease Term, provided that Lessee pays Lessor upon such termination a termination fee equal to the greater of 2% of the Schedule A Value of the applicable Vehicles or $500 per Vehicle; or (ii) at any time after the first twelve months of the Lease Term, provided that Lessee pays Lessor upon such termination a termination fee equal to the greater of 1% of the Schedule A Value of the applicable Vehicles or $500 per Vehicle, such termination fee to be paid in addition to all other charges due hereunder and such termination fee to in no event exceed the maximum amount which may be charged under applicable law. Lessee may terminate this Lease as to any Vehicle effective at any other time only upon terms hereafter agreed to by Lessor.

            Lessor's failure to deliver vehicles at the time and places specified, by reason of labor disorders or other circumstances or events beyond the control of Lessor, shall not impute liability of any kind to Lessor.

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CITICAPITAL is a service mark of Citicorp.                 A member of citigroup

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      4. THIS LEASE MAY BE TERMINATED by either party regarding vehicles not then ordered or under lease by giving written notice thereof to the other party at least five (5) days in advance of the proposed termination date. After the giving of such notice no additional or replacement vehicles will be delivered for lease hereunder. Notwithstanding expiration or termination, all of the provisions of the Lease shall continue in full force and effect with respect to each Vehicle then ordered pursuant to request of Lessee or then under lease until the end of the lease term for such Vehicle as provided in Section 3 hereof.

      5. USE OF VEHICLES under this Lease is permitted only in the conduct of Lessee's business in the United States and occasionally in Canada and only for lawful purposes. No Vehicle shall be used for transportation of passengers or of material designated as extra-hazardous, radioactive, flammable or explosive. Lessee will permit the Vehicles to be operated only by safe and careful drivers who are qualified and properly licensed in accordance with the laws of the jurisdiction where such Vehicles are used. All operators of the Vehicles will be conclusively presumed to be the agents, employees or servants of Lessee and not of Lessor. Upon any complaint from Lessor specifying illegal, negligent, reckless, careless or abusive handling of the Vehicles, Lessee shall promptly take such steps as may be necessary to stop and prevent the recurrence of any such practice. Lessee shall in all respects comply, and cause all persons operating the Vehicles to comply, with all applicable requirements of law (including but not limited to rules, regulations, statues and ordinances) relating to the licensing maintenance and operation of the Vehicles (including weight limitations, tire requirements, load, axle and spring limits) and with all terms and conditions of polices of insurance relating to the Vehicle. Lessee shall immediately notify lessor on any change of place of permanent garaging of any Vehicle. Lessee agrees that it will not load any Vehicle in excess of the lesser of (i) the payload capacity noted in the manufacturer's specifications for such Vehicle or (ii) the maximum amount permitted by applicable law.

      6. MONTHLY RENTAL and all other amounts owing by Lessee shall be paid to Lessor at its address stated on page one hereof or at such other place as Lessor shall hereafter notify Lessee in writing.

      Lessee will pay Lessor, in advance, on the first day of each calendar month the Monthly Rental for each Vehicle set forth in Schedule "A", whether or not Lessee shall have received a statement for such amount. If the delivery date of a Vehicle is other that the first day of the month, the first full Monthly Rental for each such Vehicle will begin as of the first day of the next succeeding month and Lessee will pay Lessor the Monthly Rental on a daily prorated basis for the month of delivery. Lessor will render to Lessee monthly statements of the amounts payable on all Vehicles under this lease and Lessee shall, within ten (10) days after receipt of such statements, make payment by one check for each such statement to the order of Lessor for the Monthly Rental, Additional Rent, and other sums, if any, covered by such statements without abatement, off-set or counterclaim arising out of any circumstance whatsoever. Lessee hereby waives any and all existing or future claims of off-set or claims against the Monthly Rentals, Additional Rents, and Adjusted Rents due hereunder, and agrees to make such payments regardless of any off-set or claim which may be asserted by Lessee or on its behalf. For each Monthly Rental or other sum due hereunder which is not paid when due, Lessee agrees to pay Lessor a delinquency charge calculated thereon at the rate of 1-1/2% per month for the period of delinquency or, at Lessor's option, 5% of such Monthly Rental or other sum due hereunder, provided that such a delinquency charge is not prohibited by law, otherwise at the highest rate Lessee can legally obligate itself to pay and/or Lessor can legally collect.

      7. FEES, TAXES, GOVERNMENTAL ASSESSMENTS AND CHARGES (INCLUDING INTEREST AND PENALTIES THEREON) of whatsoever nature, by whomsoever payable, (other than federal, state or local taxes levied on the net income of Lessor) levied, assessed or incurred during the entire term of the Lease in connection with the Vehicles including, but not limited to, the titling and registration of the Vehicles in all jurisdictions required by the nature of Lessee's business and the purchase, sale, ownership, rental, use, inspection and operation thereof, shall be paid by Lessee. In the event any of said fees, taxes, governmental assessments and charges shall have been paid by Lessor, or if Lessor is required to collect or pay any thereof, Lessee shall reimburse Lessor therefor, upon demand, as Additional Rent, to the end that Lessor shall receive the rental as provided in Sections 2 and 9 hereof as a net return on the Vehicles. If requested by Lessor, Lessee agrees to file, or to refrain from filing, on behalf of Lessor in form satisfactory to Lessor and before the due date thereof, all required tax returns and reports concerning the Vehicles with all appropriate governmental agencies and to mail a copy thereof to Lessor concurrently with the filing thereof. Lessee further agrees to keep or cause to be kept and made available to Lessor any and all necessary records relative to the use of the Vehicles and/or pertaining to the aforesaid fees, taxes, governmental assessments and charges. Lessee's obligations under this Section shall survive the expiration or termination of this Lease.

      8. LESSEE SHALL RETURN each Vehicle to Lessor, at Lessee's expense, at the expiration or termination of this Lease in relation to such Vehicle at the location where delivery was made or at such other location as is designated by Lessor in the same working order, condition and repair as when received by Lessee, excepting only reasonable wear and tear caused by normal usage of such Vehicle, together with all license plates, registration certificates, or other documents relating to such Vehicle. Upon request of Lessee, Lessor may at its sole discretion allow Lessee to retain some or all of such license plates or other documents. Unless otherwise agreed by Lessor, Lessee shall give Lessor at least sixty (60), and not more than ninety (90), days notice of the return of any Vehicle. If Lessee does not surrender a Vehicle to Lessor as herein provided, Lessee will be in default of this Lease as to such Vehicle, and Lessee shall pay Lessor, as liquidated damages and not as a penalty, an amount equal to one hundred ten percent (110%) of the Monthly Rental applicable to such Vehicle. Such payment shall commence with the month immediately following the end of the Lease Term and shall continue thereafter monthly until the Vehicle is returned to Lessor. Lessee agrees that such liquidated damages are a reasonable estimate and fair compensation for the costs, expenses, residual value exposure and other losses, which are incapable of an exact determination, incurred by Lessor as a result of Lessee's retaining possession of the Vehicle beyond the end of the Lease Term. In addition, Lessee shall make all other payments and keep all other obligations and undertakings required of Lessee under any and all provisions of this lease as though such termination or expiration had not occurred. Notwithstanding the foregoing, Lessor shall have the right to obtain immediate possession of the Vehicle at any time after the end of the Lease Term for such Vehicle. After said return, Lessor shall cause such Vehicle to be sold a public or private sale, at wholesale, for the highest cash offer received and still open at the time of sale. The "net sale proceeds" for said Vehicle shall be the net amount received and paid to Lessor after deducting the cost of sale, the cost of cleaning, repairing, equipping or transporting said Vehicle and any other expenses of Lessor in connection therewith.

      9. FINAL ADJUSTMENT for each Vehicle will be made upon receipt of the net sale proceeds therefor and, unless any default shall have occurred and except as provided below; Lessor shall pay to Lessee the amount, if any, by which the sum of (a) the net sale proceeds, plus (b) surplus insurance recoveries, if any, on such Vehicle, exceeds the sum of the (c) Termination Value, as hereinafter defined, calculated as of the date of receipt of the last Monthly Rental received by the Lessor with respect to such Vehicle, plus (d) all accrued and unpaid Monthly Rentals and all other amounts then due and remaining unpaid. "Termination Value", as used in this Lease, as of any date other than after the scheduled expiration of the Lease Term for the Vehicle, shall mean the amount equal to the then present worth of all unaccrued Monthly Rentals plus the then present worth of the Residual Value specified in the Schedule "A" relating to such Vehicle (determined by discounting such Monthly Rentals from their respective due dates at the Termination Value Rate specified in the Schedule "A" relating to such Vehicle, and by discounting such Residual Value from the first day of the month following the month in which the first Monthly Rental is due at the Termination Value Rate), compounded at the same intervals as such Monthly Rentals are payable. The Value as of the scheduled

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expiration of the Lease Term, and any date thereafter, shall mean the Residual
Value. If the sum of items (a) and (b) above is less than The Termination Value, Lessee shall, within ten (10) days after notice thereof, pay the deficiency to Lessor as Adjusted Rental without abatement, off-set or counterclaim arising out of any circumstance whatsoever. Lessor shall promptly determine the aforesaid amounts and shall render statements therefor to Lessee. Lessor may apply any sums received as proceeds from any Vehicle which would otherwise be due to Lessee hereunder against any other obligation of Lessee and Lessor may off-set the amount of any such rental adjustment against any claim it may have against Lessee.

      10. LOSS OF OR DAMAGE TO EACH VEHICLE and loss of use thereof, from whatsoever cause, are risks hereby assumed by Lessee from the date hereof until such Vehicle is returned to and sold by Lessor. If any Vehicle is lost, stolen, damaged or destroyed, Lessee shall promptly notify Lessor thereof. Lessor shall have no obligation to repair or replace any such Vehicle. There shall be no abatement of rental otherwise due hereunder during the period a Vehicle is stolen or missing or during the time required for any repair, adjustment, servicing or replacement of a Vehicle and Monthly Rentals will continue to accrue until Final Adjustment is made. Final Adjustment in relation to lost, stolen or destroyed Vehicles shall be made as provided in Section 9, promptly after sale of the salvage and/or receipt of insurance proceeds, as applicable or within forty-five (45) days after such loss, theft or destruction; whichever is earlier. For purposes of Final Adjustment, lost or stolen Vehicles shall be deemed to have been sold as of the date of such loss or theft, and the amount of net sale proceeds therefor shall be deemed to be zero. In no event shall Lessor be liable to Lessee, its employees or agents for business or other losses by reason of loss, theft, destruction, repair, servicing or replacement of any Vehicle.

      11A. LIABILITY AND PHYSICAL DAMAGE INSURANCE, for bodily injury and property damage to others, and damage to or loss of Vehicles by collision, fire, theft, or otherwise, from the time each Vehicle is delivered to Lessee until the Vehicle is sold after return to Lessor and legal title passes to the purchaser thereof, shall be purchased and maintained by Lessee. Lessor shall not be required to order vehicles for Lessee's use until binders disclosing insurance coverage as herein provided have been delivered to Lessor. All insurance policies shall provide primary coverage, shall name Lessor as additional insured with respect to any liability insurance and as a loss-payee with respect to any physical damage insurance, shall be in such amounts and with such insurers as shall be approved by Lessor, shall provide for a minimum of fifteen (15) days prior written notice to Lessor before cancellation or material change for any reason, and shall provide that no act or default of any person other that Lessor shall affect Lessor's right to recovery under such policies. Minimum requirements shall be $ 250,000.00 for bodily injury or death to any one person; $ 750,000.00 for any one accident; $ 100,000.00 for property damage; or a combined single limit of $ 750,000.00 and actual cash value for fire, theft, comprehensive and collision. Deductible amounts shall not be in excess of [ILLEGIBLE] Lessor may from time to time by notice to Lessee specify higher minimum requirements or additional risks to be insured against. Lessee shall deliver the policies or other satisfactory evidence of insurance required hereunder to Lessor, but Lessor shall be under no duty to examine such evidence of insurance nor to advise Lessee in the event said insurance is not in compliance with this Lease. Evidence of renewal of all expiring policies will be delivered to Lessor at least sixty (60) days prior to their respective expiration dates.

      Lessor does not assume any liability for loss of or damage to the contents or personal property contained in any Vehicles, and Lessee hereby releases and saves Lessor free from any and all liability for loss of or damage to any contents or personal property contained in said Vehicles regardless of the circumstances under which such loss or damage may occur.

      11B. INDEMNITIES: The term "Liabilities" as used herein shall include any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements of whatsoever kind and nature, including legal fees and expenses, (whether or not any of the transactions contemplated hereby are consummated), imposed on, incurred by or asserted against Lessor (which term as used herein shall include Lessor's successors, assigns, agents, employees and servants) or the Vehicles (whether by way of strict or absolute liability or otherwise), and in any way relating to or arising out of this lease or the selection, manufacture, purchase, acceptance, ownership, delivery, non-delivery, lease, possession, use, operation, condition, servicing, maintenance, repair, improvement, alteration, replacement, storage, return or other disposition of the Vehicles including, but not limited to, (i) claims as a result of latent, patent or other defects, whether or not discoverable by Lessor and Lessee; (ii) claims for patent, trademark or copyright infringement; (iii) tort claims of any kind, (whether based on strict liability, on Lessor's alleged negligence or otherwise), including claims for injury or damage to property or injury or death to any person (including Lessee's employees); and (iv) claims for any interruption of service or loss of business or anticipatory profits, or consequential damages. Lessor shall have no responsibility or liability to Lessee, its successors or assigns, or any other person with respect to any and all Liabilities and, irrespective of any insurance coverage and commencing on the date each Vehicle is ready for delivery to Lessee, Lessee hereby assumes liability for, and hereby agrees, at its sole cost and expense, to indemnify, defend, protect, save and keep harmless Lessor from and against any and all Liabilities. Where a Vehicle is operated by Lessee with a trailer or other equipment not covered by this Lease, then in such event, Lessee warrants that such trailer or other equipment will be in good operating condition, compatible in all respects with the Vehicles with which such trailer or other equipment is to be used, and in all respects in full compliance with all federal, state and local statutes, ordinances, rules or regulations covering said trailer or other equipment, including but not limited to all licensing and operating requirements. Lessee hereby assumes liability for, and hereby agrees, at its sole cost and expense, to indemnify, defend, protect, save and keep harmless Lessor from and against any and all costs, expenses, damages, (including damages for loss of any Vehicles leased hereunder) and Liabilities resulting from Lessee's failure to properly connect, operate or maintain such trailer or other equipment or to comply with any of the foregoing requirements or from any other cause. Lessee agrees to give Lessor prompt written notice of any claim or liability hereunder indemnified against.

      11C. ALL OF LESSEE'S obligations, indemnities and liabilities under this
Section 11 shall survive the expiration or termination of this Lease. Notwithstanding anything else herein to the contrary, in the event that Lessee fails to procure or maintain insurance as above provided or fails to perform any other of Lessee's duties or obligations as set forth in this Lease, Lessor may, but shall have no obligation to, obtain such insurance at Lessee's expense and perform such other duties and obligations of Lessee and any amounts expended therefor shall be due and payable immediately as Additional Rent. Lessee shall not use or permit the use of any Vehicle at any time when the insurance described above is not in effect.

      12A. EXPENSE OF OPERATION AND MAINTENANCE of Vehicles in accordance with manufacturer's recommendations and in condition satisfactory to Lessor, including but not limited to, cost of fuel, oil, grease, repairs, maintenance, tires, tubes, storage, parking, tolls, fines and penalties shall be the responsibility and obligation of Lessee. Lessee shall reimburse Lessor if Lessor shall pay any of such operating or maintenance expenses. If tires or parts are removed from a Vehicle, Lessee shall provide comparable replacements therefor and such replacements shall become part of the Vehicles by accession. Lessor may inspect the Vehicles and Lessee's books and records relating thereto at any time during Lessor's usual business hours. Lessee shall not alter any Vehicle without the prior written consent of Lessor unless such alteration is required by law. Lessee agrees to remove all markings from the Vehicles, at Lessee's expense, prior to the return of the Vehicles to Lessor.

      12B. ADDITIONAL EQUIPMENT REQUIRED BY LAW. In the event that subsequent to the Delivery Date of a Vehicle any federal, state or local law, ordinance, rule or regulation shall require the installation of any additional equipment or accessories, including but not limited to anti-pollution and/or safety devices, or in the event that any other modifications of the Vehicles shall be required by virtue of such law, ordinance, rule or regulation, then and in any of such events, Lessee shall pay the full cost thereof, including installation expenses. Lessor may, at its option, arrange for the installation of such equipment or the performance of such modifications, and Lessee agrees to pay the full cost thereof as Additional Rent, immediately upon receipt of an invoice for same.

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      13. NO WARRANTIES; LIMITATION ON LIABILITY: Lessee acknowledges and agrees
(i) that the Vehicles are of a size, design, capacity and manufacture selected by Lessee, (ii) that the Lessor is not the manufacturer or seller of the Vehicles or the manufacturer's or seller's agent and (iii) that LESSEE LEASES
THE VEHICLES "AS-IS" AND THAT LESSOR HAS NOT MADE, AND DOES NOT HEREBY MAKE, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, QUALITY, MATERIAL, WORKMANSHIP, DESIGN, CAPACITY, MERCHANTABILITY, DURABILITY, FITNESS OR SUITABILITY OF THE VEHICLES FOR ANY USE OR PURPOSE OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED WITH RESPECT TO THE VEHICLES. IN NO EVENT SHALL LESSOR BE LIABLE FOR LOSS OF OR DAMAGE TO CARGO,
LOSS OF PROFITS OR BUSINESS OR FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE, HOWSOEVER CAUSED. Provided Lessee is not in default hereunder, during the term of this Lease as to any Vehicle, Lessor hereby assigns to Lessee any rights Lessor may have under any manufacturer's or seller's warranty, to the extent that such assignment may be made without impairing Lessor's ability to assert such rights in its own name under such warranty. No suit, claim or settlement shall be brought or made by Lessee against or with the manufacturer or seller unless Lessee shall have provided Lessor ten (10) days advanced written notice thereof and any such action does not impair or compromise any claims Lessor may have against any such manufacturer or seller.

      14A. DEFAULT under this Lease shall occur in the event (i) Lessee fails to pay when due any amount owed by it to Lessor or any affiliate (including, without limitation, any direct or indirect parent, subsidiary or sister entity), successor or assignee of Lessor under this Lease or if Lessee fails to pay when due any amount owed by it to Lessor or any affiliate (including, without limitation, any direct or indirect parent, subsidiary or sister entity), successor or assignee of Lessor under any other document, agreement or instrument or Lessee fails to provide or maintain the insurance required hereby;
(ii) any of Lessee's warranties or representations shall be or become untrue or breached; (iii) Lessee shall fail, after fifteen (15) days notice thereof, to correct any failure in the due performance and observance of any other of the covenants and obligations of Lessee hereunder; (iv) Lessee shall default under any other agreement with Lessor or its affiliates; (v) Lessee transfers a substantial portion of its assets other than in the ordinary course of business;
(vi) a voluntary or involuntary petition under any statute relating to bankruptcy, reorganization or receivership or under any other statute relating to the relief of debtors shall be filed by or against Lessee or any guarantor of Lessee's obligations hereunder; (vii) Lessee or any guarantor of Lessee's obligations hereunder shall make an assignment for the benefit of creditors, admit in writing to being insolvent or, if Lessee or such guarantor is a natural person, if such person shall die; (viii) if there shall occur an (a) appropriation, (b) confiscation, (c) retention, or (d) seizure of control, custody or possession of any Vehicle by any governmental authority including without limitation, any municipal, state, federal or other governmental entity or any governmental agency or instrumentality (all such entities, agencies and instrumentalities shall hereinafter be collectively referred to as "GOVERNMENTAL AUTHORITY"); (ix) if anyone in the control, custody or possession of any Vehicle or the Lessee is accused or alleged or charged (whether or not subsequently arraigned, indicted or convicted) by any Governmental Authority to have used any Vehicle in connection with the commission of any crime (other than a misdemeanor or moving violation); (x) there shall be a material change in management, ownership or control of Lessee; (xi) there shall be a material adverse change in any of the: (a) condition (financial or otherwise), business, performance, prospects, operations or properties of the Lessee, (b) legality, validity or enforceability of this Lease; (c) ability of the Lessee to repay the indebtedness or perform its obligations under this Lease, or (d) rights and remedies of the Lessor under the Lease are impaired; (xii) there shall be a death of a majority owner of Lessee or a guarantor of the obligations of Lessee under this Lease; or (xiii) there shall be any lien, claim or encumbrance on any of the Vehicles hereunder.

      14B. LESSOR'S REMEDIES:

            (1) In the event of such default described above, Lessor shall have no further obligation to lease vehicles to Lessee and, at the option of Lessor, all rights of Lessee hereunder and in and to the Vehicles shall forthwith terminate. Upon such termination Lessee agrees that Lessor may, without notice to Lessee, either take possession of any or all Vehicles (with or without legal process) or require Lessee to return all Vehicles forthwith to Lessor at such location as Lessor shall designate. Lessee authorizes Lessor and Lessor's agents to enter any premises where the Vehicles may be found for the purpose of repossessing the same. If Lessor retakes possession of any of the Vehicles and at the time of such retaking there shall be in, upon, or attached to the Vehicles any property, goods, or things of value belonging to Lessee or in the custody or control of Lessee, Lessor is hereby authorized to take possession of such property, goods, and things of value and hold the same for Lessee or to place such property, goods, or things of value in public storage for the account of, and the expense of, Lessee. Lessor may at its option (i) sell any or all of the Vehicles which are returned or repossessed pursuant to this Section and hold Lessee liable for Adjusted Rental as provided in Section 9, or (ii) lease any or all of the Vehicles to a person other than Lessee for such term and such rental as Lessor may elect in its sole discretion, and apply the proceeds of such lease, after first deducting all costs and expenses relating to the termination of this Lease and the retaking of the Vehicles, to Lessee's obligations hereunder; provided, however, that Lessee shall pay to Lessor immediately upon demand, as liquidated damages for loss of bargain and not as a penalty, a sum with respect to each such Vehicle which represents the excess of the present value at the time of termination of all Monthly Rentals which would otherwise have accrued hereunder to the end of the Maximum Term for such Vehicle over the present value of the aggregate of the rentals to be paid for such Vehicle by such third party for such period (such present values to be computed in each case on the basis of a discount factor equal to the Prime Rate in effect on the date this Lease is terminated by Lessor, from the respective dates upon which such Monthly Rentals would have been payable hereunder had this Lease not been terminated). In addition to the other remedies set forth herein, if any Vehicle is not returned to Lessor, or if Lessor is prevented from taking possession thereof, Lessee shall pay to Lessor immediately upon demand Adjusted Rental as provided in Section 9, as if such Vehicle had been sold on the date this Lease was terminated, and the amount of net sale proceeds therefor were zero. As used herein, the Prime Rate shall mean the Prime Rate as published from time to time in the Money Rates section of The Wall Street Journal as the base rate on corporate loans. If more that one Prime Rate or a range of rates is published, the Prime Rate will be the highest of the published rates. In the event the Prime Rate as published in The Wall Street Journal ceases to exist or The Wall Street Journal ceases publishing a Prime Rate, CITICAPITAL will substitute a comparable index which is outside the control of CITICAPITAL. In the event of an error by The Wall Street Journal, the Prime Rate will be based upon the Prime Rate as corrected. Lessor may sell any Vehicle without giving any warranties as to the Vehicle. Lessor may disclaim any warranties of title, possession, quiet enjoyment, or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Vehicle.

            (2) Whether or not the Vehicles are returned to, sold or leased by Lessor, Lessor shall also recover from Lessee all unpaid Monthly Rentals, Additional Rents and Adjusted Rents then due or owing together with all costs and expenses, including attorneys' fees, incurred by Lessor in the enforcement of its rights and remedies under this Lease. In addition, Lessor may retain as liquidated damages all Monthly Rentals and Additional Rents and sale proceeds received, including any refunds and other sums which otherwise would be payable to Lessee, and a sum equal to the aggregate of all Monthly Rentals and other amounts, including but not limited to any early termination fee customarily charged by Lessor, (the due dates of which Rentals and other amounts Lessor may accelerate at its option) which would have been due during the period ending, for each Vehicle, on the earliest date on which Lessee could have effectively terminated this Lease as to such Vehicle pursuant to Section 3 if Lessee had not defaulted.

621279 Rev 12/01
1.01                                                                      [CT]
Page 4 of 6

                            ORIGINAL FOR CITICAPITAL

            (3) In addition to the foregoing remedies, in the event of a default hereunder, Lessor may also declare all other debts then owing by Lessee to Lessor or any affiliate (including, without limitation, any direct or indirect parent, subsidiary or sister entity), successor or assignee of Lessor to be immediately due and payable.

            (4) The remedies in this Lease provided in favor of Lessor shall not be deemed exclusive or alternative, but shall be cumulative and shall be in addition to all other remedies in its favor existing at law or in equity. Lessee hereby waives any right to trial by jury in any action relating to this Lease, as well as any requirements of law, now or hereafter in effect, which might limit or modify any of the remedies herein provided, to the extent that such waiver is permitted by law. The failure of Lessor to exercise any of the rights granted it hereunder shall not constitute a waiver of any such right or establish a custom or course of dealing.

      15. NEITHER THIS LEASE, any rights or obligations hereunder, nor any rights in or to the Vehicles may be assigned or subleased by Lessee without the prior written consent of Lessor and no such assignment or sublease shall be valid or binding on Lessor. Lessor or any assignee or successor of Lessor shall have the right to transfer, sell or assign all or any portion of this Lease or any interest in the Vehicles and/or obligations hereunder, without notice, acknowledgment or consent from Lessee. LESSEE WAIVES, RELINQUISHES, DISCLAIMS AND AGREES THAT IT WILL NOT ASSERT AGAINST ANY ASSIGNEE OR LESSOR ANY CLAIMS, COUNTERCLAIMS, CLAIMS IN RECOUPMENT, ABATEMENT, REDUCTION, DEFENSES, OR SET-OFFS FOR BREACH OF WARRANTY OR FOR ANY OTHER REASON INCLUDING THE RIGHT TO WITHHOLD PAYMENT OF ANY MONIES WHICH MAY BECOME DUE UNDER THIS LEASE EXCEPT DEFENSES THAT CANNOT BE WAIVED UNDER THE UNIFORM COMMERCIAL CODE.

      16. LESSEE AGREES that at any time and from time to time, after the execution and delivery of this Lease, it shall, upon request of Lessor, execute and deliver such further documents and do such further acts and things as Lessor may reasonably request in order fully to effect the purposes of this Lease and to protect Lessor's interest in the Vehicles, including, but not limited to, furnishing any and all information necessary to enable Lessor or its insurer to defend itself in any litigation arising in connection herewith. Lessee hereby authorizes Lessor to insert serial numbers, delivery and Monthly Rental due dates, and other data on the Schedules, Delivery Receipts and other documents relating hereto when such numbers, date and data become known to Lessor.

      17. NOTICES required or permitted to be given hereunder shall be given in writing either personally or by registered or certified mail addressed to the respective party at its address listed on page one hereof or, if such party has previously given notice of a change of address, to the address specified in the last such notice of change of address. Notices shall be deemed received when delivered if personally delivered or, if mailed, two (2) business days after deposit postage prepaid in the United States mails.

      18. THIS LEASE will become effective only upon acceptance by Lessor. This form is intended for general use throughout the United States. Any provision of this Lease that is prohibited or unenforceable in any jurisdiction shall be ineffective in such jurisdiction to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. It is the intention of the parties hereto that this contract constitutes a lease for tax and other purposes; however, if for purposes of perfection, this contract is interpreted by any court as a lease intended as security; Lessee hereby grants to Lessor, its affiliates (including, without limitation, any direct or indirect parent, subsidiary or sister entity), successors and assigns a security interest in the Vehicles and all proceeds thereof to secure the payment and performance of all debts and all liabilities of Lessee to Lessor of every kind and character, whether now existing or hereafter arising, and whether direct, indirect, absolute, contingent, primary, secondary, or otherwise, or to any affiliates (including, without limitation, any direct or indirect parent, subsidiary or sister entity), successors or assignees of Lessor, now existing or hereafter arising, whether under this Lease or any other agreement, and whether due directly or by assignment. Lessee authorizes Lessor to file a financing statement describing the Vehicles and all proceeds thereof. This Lease and any addenda referred to herein constitute the entire agreement of the parties hereto. No oral agreement, guaranty, promise, condition, representation or warranty shall be binding. All prior conversations, agreement or representations related hereto and/or to the Vehicles are superseded hereby, and no modification hereof shall be binding unless in writing and signed by an authorized representative of the party to be bound. No vehicle dealer nor any employee or agent of any dealer or of any other person has authority to make any representations to Lessee on Lessor's behalf as to the performance of the Vehicles, or as to any provision of this Lease or as to any other matter whatsoever. Lessee has no authority to, and shall not, make any warranty or representation concerning the Vehicles to any person on Lessor's behalf.

      19A. IF LESSEE is a corporation, limited liability company, limited partnership or other registered organization, its state of organization is in the state set forth immediately below its signature on the last page of this Lease;

      19B. IF LESSEE is an individual, his/her principal place of residence is at the address set forth immediately below its signature on the last page of this Lease;

      19C. IF LESSEE is an organization, its place of business or if it has more than one place of business, its chief executive office is located at the address set forth immediately below its signature on the last page of this Lease. Lessee agrees that it will not, without the prior written consent of Lessor, change its state of organization if it is a corporation, limited liability company, limited partnership or other registered organization or the location of its chief executive office or its place of business if it is an organization. If Lessee is an individual, Lessee must notify Lessor in writing of a change in his/her principal place of residence thirty (30) days prior to such change.

      20. ALL PAYMENTS made by Lessee to Lessor with reference to this Lease shall be applied first to late charges, then to any other fees or other amounts payable hereunder other than the indebtedness secured by a purchase money security interest in any Vehicle, until all of such indebtedness is paid in full, and then to any indebtedness secured by a purchase money security interest in any Vehicle in the order in which that indebtedness was incurred. This provision controls over any conflicting provision or language in this Lease or in any other agreement between Lessor and Lessee unless the parties mutually agree in writing in a subsequent agreement to override this provision.

      21. PRIVACY WAIVER: Lessor may receive from and disclose to any individual, corporation, business trust, association, company, partnership, joint venture, or other entity (herein collectively, the "Entity"), including, without limiting the generality of the foregoing, Lessor's parent or any affiliate or any subsidiary of Lessor and any credit reporting agency or other entity whether or not related to Lessor for any purpose, information about Lessee's accounts, credit application and credit experience with Lessor and Lessee authorizes any Entity to release to Lessor any information related to Lessee's accounts, credit experience and account information regarding the Lessee. THIS SHALL BE CONTINUING AUTHORIZATION FOR ALL PRESENT AND FUTURE DISCLOSURES OF LESSEE'S ACCOUNT INFORMATION, CREDIT APPLICATION AND CREDIT EXPERIENCE ON LESSEE MADE BY LESSOR, OR ANY ENTITY REQUESTED TO RELEASE SUCH INFORMATION TO LESSOR.

621279 Rev 12/01
1.01                                                                      [CT]
Page 5 of 6

                            ORIGINAL FOR CITICAPITAL

    ONLY AFTER WRITTEN AUTHORIZATION BY LESSEE WILL DEBIT TRANSACTIONS OCCUR.

      22. DEBIT TRANSACTIONS: Lessor may but shall not be required to offer Lessee the option of paying any of Lessee's obligations to Lessor through printed checks ("Debit Transactions") drawn pursuant to this authorization upon Lessee's checking account, using Lessee's checking account number, bank routing code and other information which Lessee provides to Lessor prior to the first Debit Transaction. Lessee authorizes Lessor to initiate Debit Transactions from Lessee's checking account in the amount necessary to pay the rental payments, delinquency charges, or such other amounts as may now or hereafter be due hereunder or under any other present or future agreement with or which is held by Lessor, plus a fee of ten dollars ($10.00) for each Debit Transaction initiated by Lessor. In the event applicable law prohibits or restricts the amount of such fee, the fee chargeable under this provision shall be limited and/or restricted in accordance with applicable law. Lessor may from time to time increase or decrease the Debit Transaction fee upon prior written notice addressed to Lessee's last known address as shown on the records of Lessor and such increase or decrease shall be effective as stated in the written notice. Unless prohibited by applicable law, Lessee's continued use of Debit Transactions after the effective date specified in such notice shall conclusively establish Lessee's agreement to pay the new Debit Transaction fee stated therein. Lessee authorizes Lessor or any officer, employee, or designee to endorse Lessee's name as drawer on any printed check drawn in accordance with this authorization. Until cancelled by Lessee, this authorization shall be valid for all Debit Transactions Lessor initiates in payment of Lessee's obligations hereunder or under any other present or future agreement with or which is held by Lessor. This authorization may be cancelled at any time by Lessee giving at least three (3) business days prior written notice to Lessee's bank and Lessor. Payment by Debit Transactions is not required by Lessor nor is its use a factor in the approval of credit only after written authorization by Lessee will debit transactions occur. CT

      23. THE ONLY COPY of this Lease that will constitute "chattel paper" for purposes of the Uniform Commercial Code is the original of this Lease marked "Original for CITICAPITAL " ANY ASSIGNMENT OR TRANSFER OF THIS LEASE TO ANY ASSIGNEE OR SECURED PARTY OTHER THAN CITICAPITAL COMMERCIAL LEASING CORPORATION OR ITS AFFILIATES (" CITICAPITAL") VIOLATES THE RIGHTS OF CITICAPITAL.

      24. PAYMENT PROCESSING: Lessee hereby agrees that any payments made by Lessee hereunder by check and received by Lessor at an address other than the address specified on the related invoice may be replaced by Lessor with a substitute instrument of equal amount and presented to Lessee's financial institution for payment from the account referenced on the check from Lessee. If Lessee sends any payment hereunder by check to Lessor at any address other than the one specified on the related invoice, then Lessee shall be deemed to have authorized Lessor to substitute such check with an instrument of equal amount and present the substitute instrument to Lessee's financial institution for payment from the account referenced on Lessee's check.

      THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. This Lease and any Schedules and other documents relating hereto may be modified only in a writing signed by the party against whom enforcement is sought. No vehicle dealer nor any employee or agent of any dealer or of any other person has authority to make any representations to Lessee on Lessor's behalf as to the performance of the Vehicles, or as to any provision of this Lease or as to any other matter whatsoever. Lessee has no authority to, and shall not, make any warranty or representation concerning the Vehicles to any person on Lessor's behalf.

                                    READY MIX, INC., LESSEE

Witness (or Attest) [ILLEGIBLE] By  /S/ Clinton Tryon
                    -----------     ------------------------------
                                    Title: SECRETARY
                                           (If corporation or limited liability
                                           company, an authorized party must
                                           sign and show her or his title. If
                                           limited partnership, a general
                                           partner must sign and show that
                                           title. If sole proprietorship, then
                                           sole proprietor must sign and show
                                           that title. If individual, the
                                           individual should sign and show title
                                           as "Individually.")

                                     T.I.N.: 880328443

                                     State of Organization: NV

                                     Principal Residence/Chief Executive Office/
                                     Place of Business:

                                     3430 E FLAMINGO ROAD
                                     LAS VEGAS, NV 89121

                                     CITICAPITAL COMMERCIAL LEASING CORPORATION,
                                     LESSOR

Accepted on: 04/01/2004              By:
                                        --------------------------------------
                                     Title: AUTHORIZED REPRESENTATIVE

621279 Rev 12/01
1.01                                                                      [CT]
Page 6 of 6

                            ORIGINAL FOR CITICAPITAL

                      SCHEDULE "A" EVEN PAYMENTS (OPEN-END)

This Schedule "A" is annexed to and made a part of that certain Truck Lease Agreement dated 04/01/2004 between CitiCapital Commercial Leasing Corporation, ("Lessor") and READY MIX,INC., ("Lessee").

                                                                         MONTHLY    MONTHLY                           GROSS
COLLATERAL (YEAR. MAKE, MODEL,                    UNIT     SCHEDULE "A"  RENTAL     RENTAL   TERMINATION   RESIDUAL  VEHICULAR
 DESCRIPTION, SERIAL NUMBER)                    NUMBER(S)     VALUE      FACTOR     PAYMENT   VALUE RATE     VALUE    WEIGHT
---------------------------------------------   ---------  ------------ ---------  --------  -----------   --------  ---------
2002 KENWORTH TRACTOR W900L 1XKWDB9X52R885812    885812     66,675.00   .02338850  1,559.43      4.85       100.00     80,000
                                                                                       0.00                   0.00
                                                                                       0.00                   0.00
                                                                                       0.00                   0.00
                                                                                       0.00                   0.00
                                                                                       0.00                   0.00
                                                                                       0.00                   0.00
                                                                                       0.00                   0.00
                                                                                       0.00                   0.00
                                                                                       0.00                   0.00

LEASE INFORMATION PER UNIT
In Service Date 04/01/2004
Term (# of Months) 48

The domicile location noted below will determine the calculation of sales/use tax and personal property tax. If domicile location changes, please notify Lessor immediately.

                            VEHICLE DOMICILE ADDRESS

STREET: 2601 E. THOMAS ROAD, #235     CITY: PHOENIX     STATE: AZ     ZIP: 85016
COUNTY: MARICOPA        TOWNSHIP: ---------------------------

                         SPECIFIC LEASE TERMS/CONDITIONS

[ ]   Advance:

      Lessee agrees to pay ------------ ADVANCE RENTAL payment(s) per unit at time of delivery.

[X]   In Arrears:

      Notwithstanding anything to the contrary in Section 3 of the Lease, Monthly Rentals for the Vehicles described on this Schedule 'A' shall commence on (Date of First Payment: 05/01/2004 ) and shall be payable in arrears on the 1st day of each month thereafter.

BRANCH: 4431                            CUSTOMER NUMBER #:---------------------

LESSOR: CITICAPITAL COMMERCIAL          LESSEE: READY MIX, INC.
        LEASING CORPORATION

BY:                                     BY: /s/ Clinton Tryon
    -----------------------                 -------------------------------
TITLE: AUTHORIZED REPRESENTATIVE        TITLE: SECRETARY
DATE: 04/01/2004                        DATE: 04/01/2004

625346 REV. 6/02
1.01

                      SCHEDULE "A" EVEN PAYMENTS (OPEN-END)

This Schedule "A" is annexed to and made a part of that certain Truck Lease Agreement dated 4/1/2004 between CitiCapital Commercial Leasing Corporation, ("Lessor) and READY MIX, INC., ("Lessee").

                                                                               MONTHLY    MONTHLY                            GROSS
COLLATERAL (YEAR, MAKE, MODEL.                        UNIT     SCHEDULE "A"    RENTAL     RENTAL   TERMINATION   RESIDUAL  VEHICULAR
 DESCRIPTION, SERIAL NUMBER)                        NUMBER(S)     VALUE        FACTOR     PAYMENT   VALUE RATE     VALUE     WEIGHT
----------------------------------------------      ---------  ------------   ---------  --------  -----------   --------  ---------
2001 KENWORTH TRACTOR W900L 1XKWDBOX01R860084         860084     50,525.00    0.0293155  1,481.17      5.20%      100.00     80,000
1999 KENWORTH TRACTOR W900L 1XKWDB9X5XR779741         779741     36,137.50    0.0293155  1,059.39      5.20%      100.00     80,000
                                                                                             0.00                   0.00
                                                                                             0.00                   0.00
                                                                                             0.00                   0.00
                                                                                             0.00                   0.00
                                                                                             0.00                   0.00
                                                                                             0.00                   0.00
ADVANCE PAYMENT OF $5000.00 DUE AT TIME OF SIGNING                                           0.00                   0.00
                                                                                             0.00                   0.00

LEASE INFORMATION PER UNIT

In Service Date 04/26/2004
Term (# of months) 36

The domicile location noted below will determine the calculation of sales/use tax and personal property tax. If domicile location changes, please notify Lessor immediately.

                            VEHICLE DOMICILE ADDRESS

STREET: 3430 E FLAMINGO ROAD, SUITE 100  CITY: LAS VEGAS  STATE: NV   ZIP: 89121
COUNTY: CLARK        TOWNSHIP: ---------------------------

[X]   Advance:

      Lessee agrees to pay ONE ADVANCE RENTAL payment(s) per unit at time of delivery.

[ ]   In Arrears:

      Notwithstanding anything to the contrary in Section 3 of the Lease, Monthly Rentals for the Vehicles described on this Schedule 'A' shall commence on (Date of First Payment:-------------) and shall be payable in arrears on the 1st day of each month thereafter.

BRANCH: 4431                            CUSTOMER NUMBER #: 339899

LESSOR: CITICAPITAL COMMERCIAL          LESSEE: READY MIX, INC.
        LEASING CORPORATION

BY:                                     BY: /s/ Clinton Tryon
    -----------------------                 -------------------------------
TITLE: AUTHORIZED REPRESENTATIVE        TITLE: SECRETARY
DATE: 04/26/2004                        DATE: 04/26/2004